Exhibit 99.1

Bridger Aerospace Confirms CEO Tim Sheehy’s
Bid for the U.S. Senate

BOZEMAN, MT, June 27, 2023 – Bridger Aerospace Group Holdings, Inc. (“Bridger” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today confirmed that Timothy P. Sheehy, the Company’s Chief Executive Officer, Founder and Director is entering the race for the U.S. Senate for the State of Montana.  During his candidacy, Sheehy will continue to serve as Chief Executive Officer with the continued support of Bridger’s experienced management team and Board of Directors.

“We are extremely proud of the leadership and sacrifices that Tim has made for the country and we wish him the best of luck in his campaign for the U.S. Senate,” stated Jeff Kelter, Chairman of the Company’s Board of Directors. “Tim has assembled an experienced management team comprised of former military, corporate and aviation experts, all of whom are accustomed to collaborating as a team to pursue and execute Bridger’s mission-specific objectives.  Bridger is confident that this group of professionals, constituting the finest management team in the business, will continue to successfully achieve our aerial firefighting objectives.”

Mr. Sheehy has been the Chief Executive Officer and Director of Bridger Aerospace since 2014. He has a history of distinguished service to the country, including years of service as a Naval SEAL Officer and team leader as well as being the recipient of the Bronze Star with Valor and Purple Heart.  Sheehy has a Bachelor of Science from the United States Naval Academy.

About Bridger Aerospace
Based in Bozeman, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger Aerospace is committed to utilizing its team, aircraft and technology to save lives, property and habitats threatened by wildfires. Bridger Aerospace provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) anticipated expansion of Bridger’s operations and increased deployment of Bridger’s aircraft fleet; (2) Bridger’s business plans and growth plans, including anticipated revenue, Adjusted EBITDA and Adjusted EBITDA margin for 2023; (3) increases in the aerial firefighting market; and (4) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; Bridger’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the consummation of the business combination; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the impact of the coronavirus pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s prospectus dated February 13, 2023 on file with the U.S. Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Investor Contacts
Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

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